                                                                    EXHIBIT 99.1

                                   MONSTERBOOK.COM, INC.
                        (FKA: MONSTERBOOK.COM, L.L.C., A
                   CALIFORNIA LIMITED-LIABILITY COMPANY)












                                                            FINANCIAL STATEMENTS
                           FOR THE PERIOD FROM MARCH 1, 1999 (INCEPTION) THROUGH
                                  SEPTEMBER 30, 1999 (WITH UNAUDITED INFORMATION
                                            AS OF DECEMBER 31, 1999  AND FOR THE
                                           THREE MONTHS ENDED DECEMBER 31, 1999)

                                   MONSTERBOOK.COM, INC.
                        (FKA: MONSTERBOOK.COM, L.L.C., A
                   CALIFORNIA LIMITED-LIABILITY COMPANY)













                                                            FINANCIAL STATEMENTS
                           FOR THE PERIOD FROM MARCH 1, 1999 (INCEPTION) THROUGH
                                  SEPTEMBER 30, 1999 (WITH UNAUDITED INFORMATION
                                             AS OF DECEMBER 31, 1999 AND FOR THE
                                           THREE MONTHS ENDED DECEMBER 31, 1999)

                                                           MONSTERBOOK.COM, INC.
                                                (FKA: MONSTERBOOK.COM, L.L.C., A
                                           CALIFORNIA LIMITED-LIABILITY COMPANY)


                                                                        CONTENTS

INDEPENDENT AUDITORS' REPORT                                             3

FINANCIAL STATEMENTS

    Balance Sheets                                                       4
    Statements of Operations                                             5
    Statements of Members' Equity and Stockholders' Deficit              6
    Statements of Cash Flows                                             7
    Summary of Accounting Policies                                  8 - 10
    Notes to Financial Statements                                  11 - 13

INDEPENDENT AUDITORS' REPORT

To The Board of Directors and Stockholders of MonsterBook.com Inc. (fka: MonsterBook.com, L.L.C., a California Limited-Liability Company)

We have audited the accompanying balance sheet of MonsterBook.com, Inc. (fka:
MonsterBook.com, L.L.C., a California Limited-Liability Company) as of September 30, 1999 and the related statement of operations, members' equity, and cash flows for the period from March 1, 1999 (Inception) through September 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MonsterBook.com, Inc. (fka:
MonsterBook.com, L.L.C., a California Limited-Liability Company) as of September 30, 1999, and the results of its operations and its cash flows for the period from March 1, 1999 (Inception) through September 30, 1999, in conformity with generally accepted accounting principles.

                                                   BDO Seidman, LLP



San Francisco, California
May 17, 2000



                                                                          December 31, 1999
                                                                                (Unaudited)         September 30, 1999
--------------------------------------------------------------------------------------------------------------------------

ASSETS

Current assets
   Cash                                                                       $       5,094              $       73,005
   Accounts receivable                                                              107,490                     111,290
   Due from officers (Note 1)                                                         7,392                       7,392
   Prepaid printing costs                                                            74,371                      67,000
   Deposits and other                                                                17,582                      14,582
--------------------------------------------------------------------------------------------------------------------------

TOTAL CURRENT ASSETS                                                                211,929                     273,269
--------------------------------------------------------------------------------------------------------------------------
Equipment, net of accumulated depreciation of $3,243 and
   $1,776 (Note 2)                                                                   13,718                      15,185
Website development costs, net of accumulated amortization
   of $6,950 and $2,450                                                              83,050                      39,550
Other assets                                                                            980                         980
--------------------------------------------------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                                             97,748                      55,715
--------------------------------------------------------------------------------------------------------------------------











TOTAL ASSETS                                                                  $     309,677              $      328,984
--------------------------------------------------------------------------------------------------------------------------

                                                           MONSTERBOOK.COM, INC.
                                                (FKA: MONSTERBOOK.COM, L.L.C., A
                                           CALIFORNIA LIMITED-LIABILITY COMPANY)


                                                                  BALANCE SHEETS

--------------------------------------------------------------------------------------------------------------------------
                                                                         December 31, 1999
                                                                               (Unaudited)          September 30, 1999
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES, MEMBERS' EQUITY AND STOCKHOLDERS' DEFICIT
Current liabilities
   Accounts payable                                                         $       60,478               $       12,189
   Accrued compensation (Note 3)                                                    95,000                       51,967
   Current portion of capital lease obligation (Note 2)                              2,760                        2,786
   Due to related parties and other (Note 1)                                        67,000                            -
   Deferred income                                                                 163,752                      159,757
--------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                          388,990                      226,699
--------------------------------------------------------------------------------------------------------------------------
CAPITAL LEASE OBLIGATION LESS CURRENT PORTION                                        4,645                        6,224
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  393,635                      232,923
--------------------------------------------------------------------------------------------------------------------------

COMMITMENTS, CONTINGENCIES AND SUBSEQUENT EVENTS (NOTES 2, 3, 4 AND 5)

MEMBERS' EQUITY                                                                                                  96,061

STOCKHOLDERS' DEFICIT

   Common stock, $.0001 par value; 100,000,000 shares
     authorized; 40,000,002 issued and outstanding                                   4,000                            -
   Paid in capital                                                                 350,300                            -
   Accumulated deficit                                                            (438,258)                           -
--------------------------------------------------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' DEFICIT / MEMBERS' EQUITY                                      (83,958)                      96,061
--------------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES, MEMBERS' EQUITY AND STOCKHOLDERS' DEFICIT                $      309,677               $      328,984
--------------------------------------------------------------------------------------------------------------------------

                  See accompanying summary of accounting policies and notes to financial statements.

                                                           MONSTERBOOK.COM, INC.
                                                (FKA: MONSTERBOOK.COM, L.L.C., A
                                           CALIFORNIA LIMITED-LIABILITY COMPANY)


                                                         STATEMENTS OF OPERATION

----------------------------------------------------------------------------------------------------------------------

                                                                       Three Months Ended               March 1, 1999
                                                                        December 31, 1999              (Inception) to
                                                                               (Unaudited)         September 30, 1999
-----------------------------------------------------------------------------------------------------------------------
ADVERTISING REVENUE                                                $               67,635               $       7,135
   Less:  discounts                                                               (31,488)                          -
-----------------------------------------------------------------------------------------------------------------------
NET REVENUE                                                                        36,147                       7,135
-----------------------------------------------------------------------------------------------------------------------
COSTS AND EXPENSES

   Selling                                                                         23,893                      38,322

   General and administrative (Note 2)                                            201,273                     218,052
-----------------------------------------------------------------------------------------------------------------------

TOTAL COSTS AND EXPENSES                                                          225,166                     256,374

NET LOSS                                                           $             (189,019)              $    (249,239)
-----------------------------------------------------------------------------------------------------------------------

                See accompanying summary of accounting policies and notes to financial statements.

                                                           MONSTERBOOK.COM, INC.
                                                (FKA: MONSTERBOOK.COM, L.L.C., A
                                           CALIFORNIA LIMITED-LIABILITY COMPANY)


                           STATEMENTS OF MEMBERS' EQUITY / STOCKHOLDERS' DEFICIT

-----------------------------------------------------------------------------------------------------------------------------------
                                              Members'
                                              Interest         Common Stock              Paid-In       Accumulated
                                                 Total         Shares Amount             Capital           Deficit          Total
-----------------------------------------------------------------------------------------------------------------------------------
Original Capital Contributions           $     345,300                  $               $              $            $      45,300
Net loss                                      (249,239)                                                                  (249,239)
-----------------------------------------------------------------------------------------------------------------------------------
Balance, September 30, 1999                     96,061                                                                     96,061
Reorganization to regular corporation as
of December 2, 1999 (Unaudited)                (96,061)     40,000,002       4,000          341,300         (249,239)           -
Paid-in capital (unaudited)                                          -           -            9,000                -        9,000
Net loss (Unaudited)                                 -               -           -                -         (189,019)    (189,019)
-----------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1999
  (Unaudited)                            $           -      40,000,002  $    4,000      $   350,300       $ (438,258)  $  (83,958)
-----------------------------------------------------------------------------------------------------------------------------------

                        See accompanying summary of accounting policies and notes to financial statements.

                                                            MONSTERBOOK.COM INC.
                                                (FKA: MONSTERBOOK.COM, L.L.C., A
                                           CALIFORNIA LIMITED-LIABILITY COMPANY)


                                                        STATEMENTS OF CASH FLOWS

----------------------------------------------------------------------------------------------------------------------
                                                                       Three Months Ended              March 1, 1999
                                                                        December 31, 1999             (Inception) to
                                                                               (Unaudited)        September 30, 1999
----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                                  $   (189,019)             $    (249,239)
   Adjustments to reconcile net loss to net cash used in
      operating activities:
     Depreciation and amortization                                                  5,967                      4,226
   Changes in assets and liabilities:
     Accounts receivable                                                            3,800                   (111,290)
     Due from officers                                                                  -                     (7,392)
     Prepaid printing costs                                                        (7,371)                   (67,000)
     Deposits and other                                                            (3,000)                   (14,582)
     Accounts payable                                                              48,289                     12,189
     Accrued compensation                                                          43,033                     51,966
     Deferred income                                                                3,995                    159,757
----------------------------------------------------------------------------------------------------------------------
NET CASH USED IN OPERATING ACTIVITIES                                             (94,306)                  (221,365)
----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
   Capital expenditures                                                                 -                     (8,930)
   Website development costs                                                      (48,000)                   (42,000)
----------------------------------------------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                                             (48,000)                   (50,930)
----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Capital contributions                                                            9,000                          -
   Principal payments on capital leasehold obligation                              (1,605)                         -
   Advanced from related parties and other                                         67,000                          -
   Members' contributions                                                               -                    345,300
----------------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                          74,395                    345,300
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                   (67,911)                    73,005

CASH, beginning of period                                                          73,005                          -
----------------------------------------------------------------------------------------------------------------------
CASH, end of period                                                          $      5,094              $      73,005
----------------------------------------------------------------------------------------------------------------------

                     See accompanying summary of accounting policies and notes to financial statements.



                                                           MONSTERBOOK.COM, INC.
                                                (FKA: MONSTERBOOK.COM, L.L.C., A
                                           CALIFORNIA LIMITED-LIABILITY COMPANY)

                                                  SUMMARY OF ACCOUNTING POLICIES
                                (INFORMATION FOR DECEMBER 31, 1999 IS UNAUDITED)

THE COMPANY

                           MonsterBook.com, Inc. (fka: MonsterBook.com, L.L.C., a California Limited-Liability Company) (the "Company") was formed on March 1, 1999 for the purpose of developing an online and offline e-business directory.

                           On December 2, 1999 the Company merged with and into MonsterBook.com, Inc. ("MonsterBook"), a newly organized Delaware corporation.

                           On April 13, 2000 Transmedia Asia Pacific, Inc. ("Transmedia"), Asia Merger Sub II, Inc. ("Merger Sub"), a wholly owned subsidiary of Transmedia and MonsterBook consummated a merger agreement ("Merger Agreement") pursuant to which Merger Sub merged with and into MonsterBook and accordingly MonsterBook became a wholly owned subsidiary of Transmedia.

EQUIPMENT AND              Equipment is stated at cost. Depreciation is computed
DEPRECIATION               for financial reporting purposes using the
                           straight-line method over estimated useful lives of three years. Replacements and improvements that significantly extend asset lives are capitalized.
                           Maintenance and repairs are charged to expense as incurred.


REVENUE RECOGNITION        The Company sells business advertising space on their
                           website and in a hardbound directory distributed periodically for free to subscribers. The price charged to advertisers includes a listing on the website for one year and inclusion in a predetermined amount of hardbound directories. The Company allocates 80% of this type of advertising revenue to the value of the hardbound directory because it is an advertising concept unique to the Company. Once the directory is distributed and collection is likely, revenue is recognized on the 80% portion ratably over the distribution period; generally three months. The remaining 20% of revenue is allocated to the website listing. The Company recognizes revenue on the remaining 20% ratably as the one-year website listing lapses.

                           The Company sold advertising described above with terms that extended the payment due until actual distribution of the directories. Since the first distribution had not occurred by September 30, 1999, revenue was only recognized on that portion of sales which represented website listings for which time had elapsed and payment was received from advertisers.

                                                           MONSTERBOOK.COM, INC.
                                                (FKA: MONSTERBOOK.COM, L.L.C., A
                                           CALIFORNIA LIMITED-LIABILITY COMPANY)

                                                  SUMMARY OF ACCOUNTING POLICIES
                                (INFORMATION FOR DECEMBER 31, 1999 IS UNAUDITED)

                           During the three months ended December 31, 1999, the Company gave away free advertising space relating to the website and hardbound directory in order to generate interest in the directory and attract well known companies. Discounted sales are recognized in accordance with Company policy as stated above. Revenue related to discounted sales is not recognized until delivery (i.e., address is listed on the website or directory is distributed).

                           The Company has entered into agreements with other businesses to receive referral fees from sales initiated through the MonsterBook website.

WEBSITE DEVELOPMENT        The Company capitalizes a portion of the labor costs
                           associated with substantive website development and improvement activities. Labor costs associated with maintenance and routine changes are expensed in the period incurred. Amortization is recorded using the straight-line method over five years.

INCOME TAXES               For the period from March 1, 1999 (Inception) through
                           September 30, 1999, no provision has been made for income tax expense or benefit arising from Company operations as the Members report their respective share of the Company's income or loss on their federal and state tax returns.

                           Commencing with its change to regular corporation status on December 2, 1999, the Company accounts for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred income tax liabilities and assets are determined based on the difference between the financial reporting amounts and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates in effect for the years in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

ADVERTISING EXPENSE        The cost of advertising is expensed as incurred. The
                           Company incurred $29,095 in advertising costs for the period from March 1, 1999 (Inception) through
                           September 30, 1999.

USE OF ESTIMATES           The Company's financial statements are prepared in
                           conformity with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date

                                                           MONSTERBOOK.COM, INC.
                                                (FKA: MONSTERBOOK.COM, L.L.C., A
                                           CALIFORNIA LIMITED-LIABILITY COMPANY)

                                                  SUMMARY OF ACCOUNTING POLICIES
                                (INFORMATION FOR DECEMBER 31, 1999 IS UNAUDITED)

                           of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NEW ACCOUNTING             In June 1998, the Financial Accounting Standards
PRONOUNCEMENTS             Board issued SFAS No. 133, Accounting for Derivative
                           Instruments and Hedging Activities. SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities. SFAS 133, as amended, is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. As the Company historically has not invested in derivatives, it does not expect adoption of SFAS No. 133 to have a material effect, if any, on its financial position or results of operations.

                                                           MONSTERBOOK.COM, INC.
                                                (FKA: MONSTERBOOK.COM, L.L.C., A
                                           CALIFORNIA LIMITED-LIABILITY COMPANY)

                                                  SUMMARY OF ACCOUNTING POLICIES
                                (INFORMATION FOR DECEMBER 31, 1999 IS UNAUDITED)


1.   RELATED PARTY         The Company received a non-interest-bearing advance
     TRANSACTIONS          during the three months ended December 31, 1999 from
                           an Officer, totaling $17,000 to be repaid within one year.

                           The Company received funds from relatives of Officers' during the three months ended December 31, 1999 under a short term convertible subordinated note totaling $40,000 bearing interest at 8%, due within six months.

                           The Company received a non-interest-bearing advance of $10,000 during the three months ended December 31, 1999 from an individual employee with an entity that subsequently merged with the Company (Transmedia). The advance term is six months.

                           The company advanced funds to an officer to be repaid within one year. The balance was $7,392 at September 30, 1999.

2.   CAPITAL AND           The Company leases office space under a one-year
     OPERATING LEASES      operating lease which expires in May 2000. Rent
                           included in general and administrative expenses totaled $6,000 for the period from March 1, 1999
                           (Inception) to September 30, 1999.

                           The Company leases equipment (classified as "Equipment" on the balance sheet) under long-term agreements, which are classified as capital leases. The lease terms are for three years and expire in 2002. Future minimum lease payments, by year and in the aggregate, under capital leases with one year or more are as follows:

                                                                                         Operating        Capital
                           September 30,                                                     Lease         Leases
                           -----------------------------------------------------------------------------------------
                           2000                                                     $        12,000   $    3,618
                           2001                                                                  -         3,618
                           2002                                                                  -         2,423
                           ----------------------------------------------------------------------------------------
                           Total minimum lease payments                                      12,000        9,659
                           Less: amount representing interest                                     -          649
                           Less:  current portion                                                 -        2,786
                           ----------------------------------------------------------------------------------------
                           Present value of net minimum lease payments              $             -   $    6,224
                           ----------------------------------------------------------------------------------------
                           Depreciation expense associated with the equipment above totaled $1,776 for the period from March 1, 1999 (Inception) to September 30, 1999.

                                                           MONSTERBOOK.COM, INC.
                                                (FKA: MONSTERBOOK.COM, L.L.C., A
                                           CALIFORNIA LIMITED-LIABILITY COMPANY)

                                                  SUMMARY OF ACCOUNTING POLICIES
                                (INFORMATION FOR DECEMBER 31, 1999 IS UNAUDITED)



3.   CONTINGENCIES         In January 2000, Monster Cable Products, Inc. filed a
                           complaint against the company alleging, inter alia, that the Company (a) infringes plaintiff's trademark rights in and to the mark MONSTER and the Monster family of marks, (b) dilutes plaintiff's trademark rights under the Lanham Act and (c) is engaging in unfair competition under both federal and California law by use in commerce of said marks. The suit seeks injunctive and monetary relief in excess of $300,000.
                           In February 2000, the Company filed its answer, denying all of the material allegations in the complaint and asserting that there can be no likelihood of confusion because, among other reasons, plaintiff's purported marks are weak and the differences in the products and services of the parties make confusion highly unlikely. In February
                           2000, the parties served their initial discovery disclosures pursuant to federal and local court rules and have selected mediation of the dispute. No amount of potential loss has been accrued as of December 31, 1999 and September 30, 1999 as the likelihood of an unfavorable outcome cannot be determined. Subsequent to September 30, 1999 two former employees filed claims against the Company for termination benefits.
                           At December 31, 1999 and September 30, 1999, the
                           Company had accrued $95,000 and $21,280, respectively, based on the Company's estimate of the most likely amount of losses that it believed would be incurred.

4.   YEAR 2000             The Company could be adversely affected if the
     (UNAUDITED)           computer systems its suppliers or customers use do
                           not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could impact non-computer systems and devices such as production equipment, elevators, etc. While the Company's project to assess and correct Y2K related issues regarding the year 2000 has been completed, and the Company has not experienced any significant
                           Y2K related events, interactions with other companies' systems make it difficult to conclude there will not be future effects. Consequently, at this time, management cannot provide assurances that the year 2000 issue will not have an impact on the Company's operations.

5.   SUBSEQUENT            The Company may issue stock options pursuant to its
     EVENTS                1999 Stock Option Plan (the "Plan") adopted in
     (UNAUDITED)           November 1999. Employees, directors and consultants
                           can receive options to purchase shares of the Company's Common Stock at a price generally not less than 110% of the fair value of the Common Stock on the date of grant. The Plan allows for issuance of a maximum of 8,000,000 shares of the Company's Common
                           Stock. The

                                                           MONSTERBOOK.COM, INC.
                                                (FKA: MONSTERBOOK.COM, L.L.C., A
                                           CALIFORNIA LIMITED-LIABILITY COMPANY)

                                                  SUMMARY OF ACCOUNTING POLICIES
                                (INFORMATION FOR DECEMBER 31, 1999 IS UNAUDITED)

                           options granted under the Plan are exercisable over a maximum of ten years. The options generally vest over a five-year period. Shares sold under the Plan are subject to various restrictions as to resale and right of repurchase by the Company. For the three months ended December 31, 1999, the Company granted 4,715,000 options. Options cancelled during the three months ended December 31, 1999 totaled 62,500. At December 31, 1999 there were 3,347,500 remaining options available for grant pursuant to the Plan.

                           On April 13, 2000, the Company consummated a merger agreement with Asia Merger Sub II, Inc., a wholly owned subsidiary of Transmedia Asia Pacific, Inc.

                          TRANSMEDIA ASIA PACIFIC, INC.

                         PRO-FORMA FINANCIAL INFORMATION

TRANSMEDIA ASIA PACIFIC, INC
PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
3 MONTHS ENDED DECEMBER 31, 1999

                                          COMPANY      MONSTERBOOK          PRO-FORMA    NOTE         PRO-FORMA
                                     3 MTHS ENDED     3 MTHS ENDED        ADJUSTMENTS              3 MTHS ENDED
                                     DECEMBER 31,     DECEMBER 31,                                 DECEMBER 31,
                                             1999             1999                                         1999


Revenues                                 $575,143          $67,635            $     -                  $642,778
Cost of revenues                        (134,605)         (31,488)                  -                 (166,093)
                                  ---------------   --------------   ----------------           ---------------
Gross profit                              440,538           36,147                  -                   476,685

Selling, general and

administrative expenses               (1,302,611)        (225,166)          (402,091)    3          (1,929,868)
                                  ---------------   --------------   ----------------           ---------------
Loss from operations                    (862,073)        (189,019)         (402,091)-               (1,453,183)

Share of losses from affiliated
companies                               (583,764)                -                  -                 (583,764)

Interest expense                        (259,677)                -                  -                 (259,677)

Interest income                             2,747                -                  -                     2,747
                                  ---------------   --------------   ----------------           ---------------
Loss before tax                       (1,702,767)        (189,019)          (402,091)               (2,293,877)

Income tax                                      -                -                  -                         -

Minority interest                               -                -                  -                         -
                                  ---------------   --------------   ----------------           ---------------
Net loss                              (1,702,767)        (189,019)          (402,091)               (2,293,877)
                                  ===============   ==============   ================           ===============

Net loss per common share                  (0.05)           (0.06)                  -                    (0.06)

Weighted average number of
common shares outstanding              32,507,881        2,962,773                       4           35,470,654

TRANSMEDIA ASIA PACIFIC, INC
PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999


                                          COMPANY       MONSTERBOOK        PRO-FORMA    NOTE        PRO-FORMA
                                       YEAR ENDED        7MTHS FROM      ADJUSTMENTS               YEAR ENDED
                                    SEPTEMBER 31,      INCEPTION TO                             SEPTEMBER 31,
                                             1999     SEPTEMBER 30,                                      1999
                                        (AUDITED)              1999
                                                          (AUDITED)

Revenues                               $3,991,539            $7,135          $     -               $3,998,674

Cost of revenues                        (852,506)                 -                -                (852,506)
                                  ---------------    --------------  ---------------          ---------------
Gross profit                            3,139,033             7,135                -                3,146,168

Selling, general and

administrative expenses               (6,499,711)         (256,374)        (938,212)    3         (7,694,297)
                                  ---------------    --------------  ---------------          ---------------
Loss from operations                  (3,360,678)         (249,239)        (938,212)              (4,548,129)

Share of losses from affiliated
companies                               (890,130)                 -                -                (890,130)

Interest expense                      (1,503,864)                 -                -              (1,503,864)

Interest income                            18,241                 -                -                   18,241
                                  ---------------    --------------  ---------------          ---------------
Loss before tax                       (5,736,431)         (249,239)        (938,212)              (6,923,882)

Income tax                                 29,977                 -                -                   29,977

Minority interest                       (119,526)                 -                -                (119,526)

                                  ---------------    --------------  ---------------          ---------------
Net loss                              (5,825,980)         (249,239)        (938,212)              (7,013,431)
                                        =========         =========        =========                =========

Net loss per common share
                                           (0.20)            (0.14)                -                   (0.22)

Weighted average number of
common shares outstanding
                                       29,487,048         1,737,078                -    4          31,224,126


TRANSMEDIA ASIA PACIFIC, INC
PRO-FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 1999


                                              COMPANY       MONSTERBOOK         PRO-FORMA     NOTE      PRO-FORMA
                                         DECEMBER 31,      DECEMBER 31,       ADJUSTMENTS            DECEMBER 31,
                                                 1999              1999                                      1999
                                           (UNAUDITED)      (UNAUDITED)


ASSETS

         CURRENT ASSETS
Cash and cash equivalents                    $548,576           $73,005        $(137,276)                $484,305

Trade accounts receivable                     267,771           111,290                 -                 379,061

Restaurant credits                            128,599                 -                 -                 128,599
                                                       -
Amounts due from related parties
                                               22,665            16,392                 -     5            39,057

Prepaid & other assets                        172,617            81,582                 -                 254,199

Prepaid fees                                  711,724                 -                 -                 711,724
                                      ---------------    --------------  ----------------           -------------
TOTAL CURRENT ASSETS                        1,851,952           282,269         (137,276)               1,996,945
                                      ---------------    --------------  ----------------           -------------
         NON-CURRENT ASSETS
Investment in affiliated
   companies                                9,437,824                 -                 -               9,437,824

Property and equipment                        132,870            15,185                 -                 148,055

Goodwill, net of amortization
                                            4,629,762                 -        15,145,426    2&3       19,775,188

Other intangibles                             691,791            39,550                 -                 731,341

Prepaid fees                                  711,724                 -                 -                 711,724

Other assets                                  221,420               980                 -                 222,400
                                      ---------------    --------------  ----------------           -------------
TOTAL NON-CURRENT ASSETS                   15,825,391            55,715        15,145,426              31,026,532
                                      ---------------    --------------  ----------------           --------------
TOTAL ASSETS                               17,677,343           337,984        15,008,150              33,023,477
                                      ===============    ==============  ================           ==============

TRANSMEDIA ASIA PACIFIC, INC
PRO-FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 1999

                                               COMPANY             DBS         PRO-FORMA      NOTE        PRO-FORMA
                                          DECEMBER 31,    DECEMBER 31,       ADJUSTMENTS               DECEMBER 31,
                                                  1999            1999               US$                       1999
                                                   US$             US$                                          US$
                                           (UNAUDITED)     (UNAUDITED)
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Bank line of credit                            $18,740           $   -             $   -                    $18,740
Trade accounts payable                         630,694          12,189                 -                    642,883
Deferred income                                 70,258         159,757                 -                    230,015
Accrued liabilities                            636,491          51,967           311,692                  1,000,150
Amounts due to related parties               2,051,188               -                 -                  2,051,188
Notes payable                                3,688,186               -                 -                  3,688,186
Deferred payment                               562,500               -                 -                    562,500
Other current liabilities                            -           2,786                 -                      2,786
                                       ---------------  --------------   ---------------             --------------
TOTAL CURRENT LIABILITIES                    7,658,057         226,699           311,692                  8,196,448

Non-current liabilities                              -           6,224                 -                      6,224
                                       ---------------  --------------   ---------------             --------------
                                             7,658,057         232,923           311,692                  8,202,672
                                       ---------------  --------------   ---------------             --------------
Minority interest                               60,771               -                 -                     60,771
                                       ---------------  --------------   ---------------             --------------
SHAREHOLDERS' EQUITY
Common stock                                       295           4,000           (3,970)     1                  325
Additional paid-in capital                  28,086,369         350,300        15,389,401     1           43,826,070
Cumulative foreign currency
adjustment                                   (185,717)               -                 -                  (185,717)
Accumulated deficit                       (17,942,432)       (249,239)         (688,973)    2&3        (18,880,644)
                                       ---------------  --------------   ---------------             --------------
TOTAL STOCKHOLDERS' EQUITY                   9,958,515         105,061        14,696,458                 24,760,034
                                       ---------------  --------------   ---------------             --------------
TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY                                      17,677,343         337,984        15,008,150                 33,023,477
                                       ===============  ==============   ===============             ==============

TRANSMEDIA ASIA PACIFIC, INC
PRO-FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 1999

                                              COMPANY      MONSTERBOOK         PRO-FORMA    NOTE       PRO-FORMA
                                        SEPTEMBER 30,        SEPTEMBER       ADJUSTMENTS               SEPTEMBER
                                                 1999         30, 1999                                  30, 1999
                                            (AUDITED)        (AUDITED)
ASSETS

CURRENT ASSETS

Cash and cash equivalents                    $927,115           $5,094        $(137,276)                $794,933

Trade accounts receivable                     151,003          107,490                 -                 258,493

Restaurant credits                            104,890                -                 -                 104,890

Amounts due from related parties            1,034,306            7,392                 -               1,041,698

Prepaid & other assets                        297,607           91,953                 -                 389,560

Prepaid fees                                  711,724                -                 -                 711,724
                                       --------------   --------------    --------------           -------------
TOTAL CURRENT ASSETS                        3,226,645          211,929         (137,276)               3,301,298
                                       --------------   --------------    --------------          --------------
NON-CURRENT ASSETS

Investment in affiliated
   companies                                8,915,514                -                 -     2&3       8,915,514

Property and equipment                        128,622           13,718                 -                 142,340

Goodwill, net of amortization               4,541,889                -        14,743,335              19,285,224

Other intangibles                             661,895           83,050                 -                 744,945

Prepaid                                       604,537                -                 -                 604,537

Other assets                                   71,527              980                 -                  72,507
                                      ---------------   --------------   ---------------           -------------
TOTAL NON-CURRENT ASSETS                   14,923,984           97,748        14,743,335              29,765,067
                                      ---------------   --------------  ----------------          --------------

TOTAL ASSETS                               18,150,629          309,677        14,606,059              33,066,365
                                      ===============   ==============  ================          ==============

TRANSMEDIA ASIA PACIFIC, INC
PRO-FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 1999

                                               COMPANY      MONSTERBOOK       PRO-FORMA      NOTE         PRO-FORMA
                                         SEPTEMBER 30,    SEPTEMBER 30,     ADJUSTMENTS               SEPTEMBER 30,
                                                  1999             1999                                        1999
                                             (AUDITED)        (AUDITED)

LIABILITIES AND
STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Bank line of credit                             $    -           $    -          $    -                      $    -
Trade accounts payable                         791,964           60,478               -                     852,442
Deferred income                                 70,709          163,752               -                     234,461
Accrued liabilities                            747,086           95,000         122,673                     964,759
Amounts due to related parties               1,925,645           67,000               -                   1,992,645
Notes payable                                3,000,000                -               -                   3,000,000
Other current liabilities                            -            2,760               -                       2,760
                                       ---------------   --------------  --------------              --------------
TOTAL CURRENT LIABILITIES                    6,535,404          388,990         122,673                   7,047,067

Non-current liabilities

Minority interest                               60,771            4,645               -                      65,416
                                       ---------------   --------------  --------------              --------------
                                             6,596,175          393,635         122,673                   7,112,483
                                       ---------------   --------------  --------------              --------------
SHAREHOLDERS' EQUITY

Common stock                                       340            4,000         (3,970)     1                   370
Additional paid-in capital                  31,617,575          350,300      15,389,401     1            47,357,276
Cumulative foreign currency
adjustment                                   (418,262)                -               -                   (418,262)
Accumulated deficit                       (19,645,199)        (438,258)       (902,045)    2&3         (20,985,502)
                                       ---------------   --------------  --------------              --------------
TOTAL STOCKHOLDERS' EQUITY                  11,554,454         (83,958)      14,483,386                  25,953,882
                                       ---------------   --------------  --------------              --------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                        18,150,629          309,677      14,606,059                  33,066,365
                                       ===============   ==============   =============               =============

TRANSMEDIA ASIA PACIFIC, INC
MONSTERBOOK - PRO-FORMA ADJUSTMENTS (1)

NOTE 1: TO RECORD THE COST OF ACQUIRING THE COMMON STOCK OF MONSTERBOOK


                                                                       SEPTEMBER 30,         DECEMBER 31,
                                                                                1999                 1999
Common stock (2,962,773shares at $0.00001
per share)                                                                       $30                  $30
Additional paid-in capital                                                15,739,701           15,739,701
                                                                     ---------------      ---------------
                                                                          15,739,731           15,739,731
Cash                                                                         137,276              137,276
                                                                     ---------------      ---------------
Total consideration                                                       15,877,007           15,877,007
                                                                     ---------------      ---------------
Journal

Dr Investment in subsidiaries                                             15,877,007           15,877,007

Cr Common stock                                                                   30                   30
      Additional paid-in capital                                          15,739,701           15,739,701
      Bank                                                                   137,276              137,276


NOTE 2: TO RECORD GOODWILL ARISING ON ACQUISITION OF MONSTERBOOK

                                                                              US$

Net liabilities acquired - April 13, 2000                               (206,631)
                                                                  ---------------
Consideration                                                          15,877,007
                                                                  ---------------
Goodwill                                                               16,083,638
                                                                  ---------------
Journal
-------
Dr Goodwill                                                            16,083,638              16,083,638
     Common stock                                                           4,000                   4,000
      Additional paid in                                                  350,300                 350,300

Cr Investment in subsidiaries                                          15,877,007              15,877,007
     Accumulated deficit                                                  560,931                 560,931

TRANSMEDIA ASIA PACIFIC, INC
MONSTERBOOK - PRO-FORMA ADJUSTMENTS (2)

NOTE 3: TO RECORD AMORTIZATION OF GOODWILL

                                                                        SEPTEMBER 30,        DECEMBER 31,
                                                                                 1999                1999


Amortization period                                 10 years

Amortization charge for period from
March 1, 1999 (date of inception)
through September 30, 1999                                                   $938,212

Amortization for 3 months to December 31, 1999                                                   $402,091

Journal
-------
Dr Goodwill amortization (P&L)                                                938,212             402,091
     Accumulated deficit                                                                          938,212

Cr Goodwill amortization (BS)                                                 938,212           1,340,303

NOTE 4: WEIGHTED AVERAGE NUMBER OF SHARES

                                                                        SEPTEMBER 30,        DECEMBER 31,
                                                                                 1999                1999
Weighted average. - for period from March 1,
1999 to September 30, 1999 (214 / 365 days)                                 1,737,078

Shares issued                                                                                   2,962,773